Exhibit 10.12

AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT (this “Amendment”) dated as of February 2, 2007, to the SECOND-LIEN CREDIT AGREEMENT dated as of July 20, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REDPRAIRIE HOLDING, INC., a Delaware corporation (“Holdings”), REDPRAIRIE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto (the “Lenders”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A. and CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agents, and JEFFERIES FINANCE LLC, as Documentation Agent.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS Holdings and the Borrower have requested that (a) the Tack-on Lenders make certain loans to the Borrower on the Amendment No. 1 Effective Date, (b) the proceeds of such loans be permitted to be used to make a Restricted Payment to the holders of Equity Interests in Holdings and (c) certain provisions of the Credit Agreement be amended as set forth herein;

WHEREAS Holdings and the Borrower have requested that (a) the Tack-on Lenders (as such term is defined in First-Lien Amendment No. 1) make certain loans to the Borrower on the Amendment No. 1 Effective Date and (b) certain provisions of the First-Lien Credit Agreement and the Intercreditor Agreement be amended as set forth in the First-Lien Amendment; and

WHEREAS the undersigned Tack-on Lenders are willing to make such loans, and the undersigned Lenders are willing to amend such provisions of the Credit Agreement and consent to the amendment of such provisions of the First-Lien Credit Agreement and the Intercreditor Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms.  Unless otherwise specified, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment:

“Amendment No. 1 Effective Date” shall be a date specified by the Borrower (provided that such date shall be a date not later than February 28, 2007), as of which date all the conditions set forth or referred to in Section 20 hereof shall have been satisfied.

“First-Lien Amendment No. 1” means the Amendment No. 1 to the First-Lien Credit Agreement dated as of the date hereof, in form and substance substantially as set forth in Exhibit C hereto.

“First-Lien Tack-on Loan” means a loan made under the First-Lien Credit Agreement pursuant to the First-Lien Amendment No. 1.

“Required Amendment No. 1 Lenders” means, collectively, (a) the Required Lenders (as such term is defined in the Credit Agreement prior to giving effect to this Amendment) and (b) the Tack-on Lenders.

“StorePerform” means StorePerform Technologies, Inc., a Colorado corporation.

“StorePerform Acquisition” means the Borrower’s acquisition of StorePerform Technologies pursuant to the StorePerform Merger Agreement.

“StorePerform Merger Agreement” means the Agreement and Plan of Merger dated as of December 12, 2006, by and among the Borrower, SP Acquisition Corporation, a Colorado corporation, StorePerform, Srikant Vasan, as the stockholder representative, and the key employees referenced therein.

“Tack-on Loan Commitment” means, with respect to each Tack-on Lender, the commitment of such Tack-on Lender to make Tack-on Loans hereunder on the Amendment No. 1 Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Tack-on Loans to be made by such Tack-on Lender hereunder, as set forth on Schedule 1 hereto. The initial aggregate amount of the Tack-on Lenders’ Tack-on Loan Commitments is $25,000,000.

“Tack-on Lender” means a Lender having a Tack-on Loan Commitment.

“Transactions” means, collectively, (a) the StorePerform Acquisition, (b) the other transactions contemplated by this Amendment (including, without limitation, the borrowing of the Tack-on Loans and the use of the proceeds therefrom in accordance with Section 9 of this Amendment) and (c) the other transactions contemplated by the First-Lien Amendment No. 1 (including, without limitation, the borrowing of the First-Lien Tack-on Loans and the use of the proceeds therefrom in accordance with Section 8 of the First-Lien Amendment No. 1).

SECTION 2.    Commitment.  Subject to the terms and conditions set forth herein, each Tack-on Lender agrees to make a Tack-on Loan to the Borrower on the Amendment No. 1 Effective Date in a principal amount not exceeding such Tack-on Lender’s Tack-on Loan Commitment. The funding of the Tack-on Loans on the Amendment No. 1 Effective Date shall be consummated at a closing to be held on the Amendment No. 1 Effective Date at the offices of Cravath, Swaine & Moore LLP or at such other place as the Borrower and the Administrative Agent shall agree. Unless previously terminated, the Tack-on Loan Commitments shall terminate upon the making of the Tack-on Loans pursuant to this Amendment and, in any event, no later than 5:00 p.m., New York City time, on February 28, 2007.

SECTION 3.    Amendments to Section 1.01.

(a)        Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Second-Lien Credit Agreement dated as of February 2, 2007, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” shall have the meaning set forth in Amendment No. 1.

“Existing Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Existing Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Existing Loans made by such Lender hereunder. For purposes of clarity, the Existing Commitments terminated on the Effective Date pursuant to Section 2.07(a).

“Existing Loans” means the Loans made to the Borrower on the Effective Date pursuant to Section 2.01(a) and outstanding on the Amendment No. 1 Effective Date.

“Holdings Loan” means the unsecured intercompany loan to be made by the Borrower to Holdings on the Amendment No. 1 Effective Date (in lieu of the Restricted Payment contemplated by Section 6.08(a)(vii)(A)) with the proceeds of the Tack-on Loans, the proceeds of which will be used by Holdings to make the Restricted Payment contemplated by Section 6.08(a)(vii)(B).

“Tack-on Loan” means a Loan made on the Amendment No. 1 Effective Date pursuant to Amendment No. 1.

“Tack-on Loan Commitment” shall have the meaning set forth in Amendment No. 1.

(b)        The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Commitment” means, with respect to any Lender, such Lender’s Existing Commitment or Tack-on Loan Commitment.

(c)        The definition of the term “Disqualified Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and the termination of the Commitments” immediately following the text “Loan Document Obligations” in clause (b)(i) of such definition.

(d)        The definition of the term “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(other than clause (a)(vii) thereof)” immediately following the text “pursuant to Section 6.08” in clause (g) of such definition.

(e)        The definition of the term “Lenders” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Lenders” means the Persons listed on Schedule 2.01, the Persons listed on Schedule 1 to Amendment No. 1 and any other Person that shall have become a party hereto pursuant to Section 9.04, other than any such Person that ceases to be a party hereto pursuant to Section 9.04.

(f)        The definition of the term “Loans” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Loans” means the Existing Loans and the Tack-on Loans.

(g)        The definition of the term “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately following the first occurrence of the text “6.13” of such Section:

(it being understood and agreed that, with respect to any acquisition consummated prior to March 31, 2007, the applicable covenant level for determining compliance with this clause (e) shall be the covenant level specified for the period beginning January 1, 2007)

(h)        The definition of the term “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and unused Commitments” immediately following each occurrence of the text “outstanding Loans” in such definition.

SECTION 4.    Amendment to Section 2.01.  Section 2.01 of the Credit Agreement is hereby amended by inserting the text “Existing” immediately prior to the first occurrence of the text “Loan” in such Section.

SECTION 5.    Amendment to Section 2.02.  Section 2.02(a) of the Credit Agreement is hereby amended by inserting the following text immediately following the text “respective Commitments” at the end of the first sentence of such Section:

; provided, however, that solely for purposes of this Section 2.02(a), the Tack-on Loans and the Tack-on Commitments in respect thereof shall be deemed to constitute a separate Borrowing from the Existing Loans and the Existing Commitments in respect thereof

SECTION 6.    Amendment to Section 2.05.  Section 2.05(b) of the Credit Agreement is hereby amended by deleting the text “Effective Date” in such Section and substituting the text “proposed date of any Borrowing” therefor.

SECTION 7.    Amendment to Section 2.07.  Section 2.07 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)        Unless previously terminated, (i) the Existing Commitments shall terminate upon the making of the Existing Loans and (ii) the Tack-on Loan Commitments shall terminate upon the making of the Tack-on Loans pursuant to Amendment No. 1 and in any event no later than 5:00 p.m., New York City time, on February 28, 2007.

(b)        The Borrower may at any time terminate, or from time to time reduce, the Commitments, provided that each reduction of the Commitments shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000.

(c)        The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least one Business Day prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of proceeds from the issuance of other Indebtedness, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 8.    Amendment to Article V.  The introductory paragraph of Article V is hereby amended by inserting the text “the Commitments have expired or been terminated and” immediately prior to the text “the principal” in such paragraph.

SECTION 9.    Amendments to Section 5.11.  Section 5.11 of the Credit Agreement is hereby amended by (a) inserting the text “Existing” immediately prior to the first occurrence of the text “Loans” in such Section and (b) inserting the following sentence immediately after the last sentence of such Section:

The proceeds of the Tack-on Loans will be used by the Borrower on the Amendment No. 1 Effective Date solely to make either the Restricted Payment contemplated by Section 6.08(a)(vii)(A) or the Holdings Loan (in each case, the proceeds of which shall be used by Holdings to make the Restricted Payment contemplated by Section 6.08(a)(vii)(B)).

SECTION 10.    Amendments to Article VI and Section 6.01.

(a)        The introductory paragraph of Article VI is hereby amended by inserting the text “the Commitments have expired or been terminated and” immediately prior to the text “the principal” in such paragraph.

(b)        Section 6.0 l(b) of the Credit Agreement is hereby amended by inserting the text “and the Holdings Loan (subject to the conditions set forth in Section 6.04(r))” immediately following the text “First-Lien Loan Documents” in such Section.

SECTION 11.    Amendment to Section 6.04.  Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the text “and” at the end of clause (p) of such Section, (b) replacing the text “.” at the end of clause (q) of such Section with the text “; and” and (c) adding the following new clause (r) at the end of such Section:

(r) the Holdings Loan, provided that (i) such loan shall be evidenced by a promissory note pledged pursuant to the Collateral Agreement, (ii) at the time of such loan, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (iii) the Borrower is in compliance, on a Pro Forma Basis after giving effect to such loan as of the last day of the most-recently ended fiscal quarter of the Borrower, with the covenants contained in Section 6.13.

SECTION 12.    Amendments to Section 6.08.  Section 6.08(a) of the Credit Agreement is hereby amended by (a) replacing the text “and (vi)” in such Section with the text”, (vi)” and (b) inserting the following text immediately following clause (vi) of such Section:

and (vii) with the proceeds of the Tack-on Loans, (A) the Borrower may (in lieu of the Holdings Loan) declare and pay a special dividend to Holdings in an aggregate amount not to exceed $25,000,000 and (B) Holdings may make a Restricted Payment (using the proceeds from the special dividend described in the immediately preceding clause (A) or, if applicable, the Holdings Loan) in an aggregate amount not to exceed $25,000,000, provided, in each case, that (x) at the time of such dividend or payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) the Borrower is in compliance, on a Pro Forma Basis after giving effect to such dividend or payment as of the last day of the most-recently ended fiscal quarter of the Borrower, with the covenant contained in Section 6.13

SECTION 13.    Amendment to Section 6.09.  Section 6.09(a) of the Credit Agreement is hereby amended by inserting the text “(including the Holdings Loan)” immediately following the text “permitted by Section 6.08” in clause (x) of such Section.

SECTION 14.    Amendment to Section 6.13.  Section 6.13 of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in such Section and substituting the following table therefor:

Period	Ratio

July 1, 2006 to December 31, 2006	5.50

January 1, 2007 to March 31, 2007	6.35

April 1, 2007 to June 30, 2007	6.25

July 1, 2007 to September 30, 2007	6.10

October 1, 2007 to June 30, 2008	5.50

July 1, 2008 to September 30, 2008	5.25

October 1, 2008 to December 31, 2008	4.75

January 1, 2009 to September 30, 2009	4.25

October 1, 2009 to September 30, 2010	3.75

October 1, 2010 to September 30, 2011	3.50

October 1, 2011 to Term Maturity Date	3.25

SECTION 15.    Amendment to Section 7.01.  Section 7.01 of the Credit Agreement is hereby amended by inserting the text “take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall termination immediately, and (ii)” immediately prior to the text “declare the Loans then outstanding” in such Section.

SECTION 16.    Amendment to Section 9.03.  Section 9.03(c) of the Credit Agreement is hereby amended by inserting the text “and unused Commitments” immediately following the text “outstanding Loans” in such Section.

SECTION 17.    Termination of Interest Periods; Break Funding Payments.  On the Amendment No. 1 Effective Date, (a) immediately prior to the consummation of the transactions provided for in Section 2 of this Amendment, all Interest Periods then in effect with respect to all outstanding Loans shall terminate pursuant to an Interest Election Request that shall have been provided by the Borrower not later than 12:00 p.m., New York City time, one Business Day before the Amendment No. 1 Effective Date in accordance with Section 2.06(b) of the Credit Agreement (it being understood and agreed that the Lenders party hereto hereby waive the three-Business-Day delivery requirement contemplated by such Section 2.06(b)) and, except as otherwise specified in such Interest Election Request, all such Eurocurrency Borrowings shall be converted into ABR Borrowings and (b) the Borrower shall pay by wire transfer of immediately available funds not later than 12:00 p.m., New York City time, to the Administrative Agent for the account of the Lenders holding Existing Loans (i) all unpaid and accrued interest on all such Eurocurrency Borrowings pursuant to Section 2.12(d) of the Credit Agreement and (ii) all amounts payable to such Lenders pursuant to Section 2.15 of the Credit Agreement.

SECTION 18.    Consent to Amendment to the First-Lien Credit Agreement and the Intercreditor Agreement.  In accordance with (a) Section 8.01 of the Intercreditor Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the amendments to the First-Lien Credit Agreement contemplated by the First-Lien Amendment No. 1 and (b) Section 9.02(b) of the Intercreditor Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the amendments to the Intercreditor Agreement contemplated by the First-Lien Amendment No. 1.

SECTION 19.     Representations and Warranties.  Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)        This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        The representations and warranties of each Loan Party set forth in the Loan Documents (i) that are qualified as to materiality or Material Adverse Effect are true and correct and (ii) that are not so qualified are true and correct in all material respects, in each case on and as of the Amendment No. 1 Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).

(c)        At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

(d)        The financial statements delivered pursuant to Section 20(i) (other than the financial statements of the Borrower for the fiscal year ended December 31, 2003) present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied, subject to year-end audit adjustments and absence of footnotes in the case of the statements referred to in clause (iii) of such Section 20(i). The pro forma consolidated balance sheet delivered pursuant to Section 20(j) (i) has been prepared in good faith based on assumptions believed by Holdings and the Borrower to be reasonable, (ii) accurately reflect all adjustments necessary to give effect to the Transactions and (iii) presents fairly, in all material respects, the pro forma financial position of Holdings, the Borrower and the Subsidiaries as of the date thereof, as if the Transactions had occurred on such date.

SECTION 20.    Conditions.  The obligations of the Tack-on Lenders to fund the Tack-on Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

(a)        The Administrative Agent shall have received from the Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the borrowing of the Tack-on Loans (i) that complies with the requirements of Section 2.03 of the Credit Agreement, (ii) that specifies ABR Tack-on Borrowings and/or Eurocurrency Tack-on Borrowings and, in the case of such Eurocurrency Tack-on Borrowings, initial Interest Periods therefor such that, immediately after giving effect to the Interest Election Request delivered pursuant to Section 17 of this Amendment and the Borrowings under Section 2 of this Amendment, all Lenders will hold a pro rata share of all Borrowings and (iii) pursuant to which the Borrower agrees that the provisions of Section 2.15 of the Credit Agreement shall apply to any failure by the Borrower to borrow the Tack-on Loans on the Amendment No. 1 Effective Date.

(b)        The StorePerform Acquisition shall have been consummated in accordance with applicable law, the StorePerform Merger Agreement and all other related documentation in all material respects (without giving effect to any amendments or waivers to or of such documents that are materially adverse to the Lenders and not approved by the Lenders).

(c)        The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment No. 1 Effective Date) of (i) O’Melveny & Myers LLP, counsel for Holdings, the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit A-l hereto, and (ii) local counsel in each jurisdiction where a Subsidiary Loan Party is organized, in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit A-2 hereto, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

(d)        The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and any other legal matters relating to Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(e)        The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (u) and (v) of Article IV of the Credit Agreement prior to and immediately after giving effect to the Transactions.

(f)        The Administrative Agent shall have received all fees and other amounts due and payable by Holdings, the Borrower or any other Loan Party to the Administrative Agent on or prior to the Amendment No. 1 Effective Date (including, to the extent invoiced and without limitation, (i) any out-of-pocket expenses of the Administrative Agent referenced in Section 25 below and (ii) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent).

(g)        A Reaffirmation Agreement substantially in the form of Exhibit B hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

(h)        The Administrative Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties and, if requested by the Administrative Agent, copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Credit Agreement or have been or will contemporaneously with the funding of the Tack-on Loans on the Amendment No. 1 Effective Date be released.

(i)        The Lenders shall have received (i) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower for the fiscal years ended December 31, 2005, 2004, and 2003, (ii) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of StorePerform for the three most recently completed fiscal years of StorePerform prior to the Amendment No. 1 Effective Date and (iii) unaudited consolidated balance sheets and related statements of income and cash flows of (A) each of the Borrower and StorePerform for each subsequent fiscal quarter ended at least 45 days before the Amendment No. 1 Effective Date (and comparable periods for the prior fiscal year) and (B) each of the Borrower and StorePerform for each fiscal month after the most recent fiscal period for which financial statements were received by the Lenders as described in this paragraph and ended at least 45 days before the Amendment No. 1 Effective Date (and comparable periods for the prior fiscal year), in the case of this clause (iii), to the extent such financial information is available.

(j)        The Lenders shall have received a pro forma consolidated balance sheet of Holdings as of the date of the most recent quarterly financial statements delivered pursuant to clause (iii)(A) of paragraph (i) of this Section 20, after giving effect to the Transactions.

(k)        The Lenders shall have received detailed projections of Holdings, the Borrower and the Subsidiaries, reasonably satisfactory to the Administrative Agent, indicating that, on a Pro Forma Basis after giving effect to the Transactions as of the last day of the most-recently ended fiscal quarter of the Borrower, (i) the Borrower’s Interest Coverage Ratio (as such term is defined in the First-Lien Credit Agreement) shall not be less than 1.75 to 1.00, (ii) the Borrower’s Leverage Ratio shall not exceed 6.10 to 1.00 and (iii) the Borrower’s First-Lien Leverage Ratio (as such term is defined in the First-Lien Credit Agreement) shall not exceed 4.50 to 1.00.

(l)        After giving effect to the Transactions, none of Holdings, the Borrower or any Subsidiary shall have any outstanding Indebtedness or preferred stock other than (i) the Loans and (ii) other Indebtedness and preferred stock permitted under the Credit Agreement (as amended by this Amendment) and the First-Lien Credit Agreement (as amended by the First-Lien Amendment No. 1).

(m)        There shall be no litigation, arbitration, administrative proceeding or consent decree that could reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the ability of Holdings, the Borrower or any of the Subsidiaries to consummate the Transactions.

(n)        The Lenders shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Transactions.

(o)        The consummation of the Transactions shall not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, any agreement of Holdings, the Borrower or any Subsidiary after giving effect to the Transactions, other than any such violations, conflicts or defaults that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(p)        All required material governmental authorities shall have approved or consented to the Transactions to the extent required, all applicable waiting or appeal periods (including, but not limited to, any extensions thereof) shall have expired and there shall be no governmental or judicial action, actual or threatened in writing, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions, except for such restraints, preventions and conditions that would, so long as in effect or if complied with, not be reasonably expected to have a Material Adverse Effect or a material adverse effect on the ability of Holdings, the Borrower or any of the Subsidiaries to consummate the Transactions.

(q)        There shall not have occurred since September 30, 2006, any event, change, occurrence or effect that has had or would reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or condition (financial or otherwise) of Holdings, the Borrower and the Subsidiaries, taken as a whole.

(r)        The Borrower shall have received an amount equal to $20,000,000 in gross cash proceeds from the First-Lien Tack-on Loans and the Administrative Agent shall have received complete and correct copies of the First-Lien Amendment No. 1.

Notwithstanding the foregoing, the obligations of the Tack-on Lenders to make the Tack-on Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on a date not later than February 28, 2007 (and, in the event such conditions are not satisfied, this Amendment and the Tack-on Loan Commitments shall terminate at such time).

SECTION 21.    Effectiveness.  Subject to Section 20 and the proviso to this Section 21, this Amendment shall become effective as of the date first above written when (a)

the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Amendment No. 1 Lenders (it being understood and agreed that, for purposes of the effectiveness of Section 18 and Sections 21 through 26 of this Amendment in connection with the amendment of the Intercreditor Agreement contemplated by Section 18 of this Amendment, “Required Amendment No. 1 Lenders” (as used in this Section 21) shall mean the Required Lenders (as such term is defined in the Credit Agreement prior to giving effect to this Amendment)) and (b) the conditions to the effectiveness of the First-Lien Amendment No. 1 set forth in Section 20(a) thereto shall have been satisfied; provided, however, that Sections 3(g) and 14 of this Amendment shall only become effective on the Amendment No. 1 Effective Date in conjunction with the making of the Tack-on Loans.

SECTION 22.    Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment and the Reaffirmation Agreement shall each constitute a “Loan Document”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 23.    Applicable Law; Waiver of Jury Trial,

(a)        THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)        EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 24.    Counterparts; Amendment.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Amendment No. 1 Lenders.

SECTION 25.    Expenses.  Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 26.    Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REDPRAIRIE HOLDING, INC.,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Chief Legal Officer

REDPRAIRIE CORPORATION,

By	/s/ Laura L. Fese
Name: Laura L. Fese
Title: Chief Legal Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By	/s/ David Dodd
Name: David Dodd
Title: Vice President

By	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Associate

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

ARCC Commercial Loan Trust 2006

By	/s/ Daniel F. Nguyen
Name: Daniel F. Nguyen
Title: Chief Financial Officer

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By	/s/ Coleigh McKay
Name: Coleigh McKay
Title: Vice President

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY __, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

BlackRock Global Floating Rate Income Trust Granite Finance Limited Missouri State Employees’ Retirement System

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY __, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

CIFC Funding 2006-1B, Ltd. CIFC Funding 2006-11, Ltd.

By	/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Chief Credit Officer

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

The CIT Group/Equipment Financing, Inc.:

By	/s/ Andrew Giangrave
Name: Andrew Giangrave
Title: Managing Director

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIR1E CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

GLADSTONE BUSINESS LOAN LLC

By	/s/ David Gladstone
Name: David Gladstone
Title: Chief Executive Officer

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

GOLUB CAPITAL LOAN TRUST 2005-1

By:	Golub Capital Incorporated, as Servicer

By	/s/ Greg Cashman
Name: Greg Cashman
Title: Managing Director

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

GOLUB INTERNATIONAL LOAN LTD. 1

By	Golub Capital International Management LLC, as Collateral Manager

By	/s/ Greg Cashman
Name: Greg Cashman
Title: Managing Director

LENDERS UNDER THE SECOND-URN CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY _, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

JEFFRIES FINANCE LLC

By	/s/ E.J. Hess
Name: E.J. Hess
Title: Managing Director

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

Name of Institution: By

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY __, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

FIELD POINT I, LTD.

By	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

Name of Institution: By

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY __, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

FIELD POINT III, LTD.

By	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

By
Name:
Title:

LENDERS UNDER THE SECOND-LIEN CREDIT AGREEMENT

Name of Institution: By

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND-LIEN CREDIT AGREEMENT DATED AS OF FEBRUARY __, 2007, AMONG REDPRAIRIE HOLDING, INC., REDPRAIRIE CORPORATION, THE LENDERS PARTY THERETO AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

FIELD POINT IV, LTD.

By	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

By
Name:
Title: